Exhibit 10.17

Supplementary Agreement to the Comprehensive Credit Line Contract

Contract No.: PYZLKHSBZZ20180326 No.001(SB001)

Party A (Credit Grantor): Ping An Bank Co., Ltd., Shenzhen Branch

Address: Ping An Bank Building, 1099 Shennan Middle Road, Futian District, Shenzhen

Legal representative (responsible person): [***]

Tel:

Party B (Credit Applicant): Shanghai OneConnect Financial Technology Co., Ltd.

Address: 9F&10F, 166 Kaibin Road, Xuhui District, Shanghai

Legal representative: [***]

Tel:

Party C (Guarantor): Jin Cheng Long Limited

Address: 55F, Ping An Financial Center, 5033 Yitian Road, Futian District, Shenzhen

Legal representative: [***]

Tel:

Party A and Party B signed the Comprehensive Credit Line Contract (Contract No.: PYZLKHSBZZ20180326 No.001, hereinafter referred to as the “Master Contract”) on April 16, 2018. Now Therefore, through amicable negotiation, Party A, Party B and Party C enter into the Supplementary Agreement to the Master Contract as follows:

Article 1               Through negotiation, Party A and Party B agree to amend Article 1.1 “Credit line and type” of the Master Contract as follows:

1.1 Comprehensive credit line: Party A agrees to grant Party B a comprehensive credit line of (currency) RMB (in figures) 1,200,000,000.00 (in words) SAY RMB ONE THOUSAND TWO HUNDRED MILLION ONLY. The credit line is applicable to credits in multiple currencies. Currencies other than RMB shall be converted at the foreign exchange rate published by Party A at the time when each specific business is actually conducted.

Article 2               The Guarantor agrees to continue to assume the guarantee liability for debts under the amended Master Contract.

Article 3               The Supplementary Agreement constitutes an integral part of the Master Contract and the Guarantee Contract thereunder, and has the same legal force as the aforesaid contracts.

Article 4               Unless otherwise agreed in the Supplementary Agreement, rights and obligations of the parties and relevant matters shall be subject to the Master Contract and the Guarantee Contract thereunder.

Article 5               The Supplementary Agreement is signed in quadruplicate. Party A shall keep two originals, and Party B and Party C shall each keep one original.

Article 6               The Supplementary Agreement comes into force upon being signed and sealed by Party A, Party B and Party C.

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Party A (seal): Ping An Bank Co., Ltd., Shenzhen Branch
Legal representative or authorized agent (signature):	/s/ Zhiqun Yang
Signature date: May 20, 2019

Party B (seal): Shanghai OneConnect Financial Technology Co., Ltd.
Legal representative or authorized agent (signature):	/s/ Wangchun Ye
Signature date: May 20, 2019

Party C (Seal): Jin Cheng Long Limited
Legal representative or authorized agent (signature):	/s/ Rong Chen
Signature date: May 20, 2019